HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042 HV-5244  – PremierSolutions Standard (Series II)

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Supplement dated September 20, 2016 to your Prospectus

1.                                    FUND NAME CHANGE

Effective on or about November 16, 2016, the following name changes will be made to your Prospectus:

Current Name	New Name

BlackRock LifePath® 2020 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2020 Fund – Institutional Shares
BlackRock LifePath® 2030 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2030 Fund – Institutional Shares
BlackRock LifePath® 2040 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2040 Fund – Institutional Shares
BlackRock LifePath® 2050 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2050 Fund – Institutional Shares
BlackRock LifePath® Retirement Fund – Institutional Shares	BlackRock LifePath® Dynamic Retirement Fund – Institutional Shares

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

2.                                    SUB-ADVISER NAME CHANGE

Effective September 12, 2016, Babson Capital Management LLC, sub-adviser to the following Funds changed its name to Barings LLC.

MassMutual Premier Disciplined Growth Fund- Class R4

MassMutual Premier Short-Duration Bond Fund- Class R4

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.